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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

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Filed by a Party other than the Registrant ☐
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Broadway Financial Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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BROADWAY FINANCIAL CORPORATION
5055 Wilshire Boulevard Suite 500
Los Angeles, California 90036

May 17, 2019

Dear Stockholder:

       On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of Broadway Financial Corporation (the "Company"), which will be held at the Company's principal executive offices, 5055 Wilshire Boulevard, Suite 500, Los Angeles, California 90036, at 2:00 p.m. on Wednesday, June 26, 2019 .

       Stockholders will be asked at the Annual Meeting to vote on the election of three directors and on each of the other proposals described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

       Your vote is very important, regardless of the number of shares you own. Whether or not you expect to attend the Annual Meeting, please complete, sign and date each proxy card you receive and return it to the Company as soon as possible in the postage-paid envelopes that have been provided. You may revoke your proxies at any time prior to the Annual Meeting and, if you attend the Annual Meeting, you may vote your shares in person.

Sincerely,

Wayne-Kent A. Bradshaw
Chief Executive Officer

IMPORTANT: If your Broadway Financial Corporation shares are held in the name of a brokerage firm or other nominee, only that brokerage firm or nominee may execute a proxy on your behalf. To ensure that your shares are voted, we urge you to telephone the individual responsible for your account today and obtain instructions on how to direct him or her to execute a proxy on your behalf.

If you have any questions or need any assistance in voting your shares, please telephone Alice Wong, the Company's Corporate Secretary, at (323) 634-1700, Ext 3269.

BROADWAY FINANCIAL CORPORATION
5055 Wilshire Boulevard Suite 500
Los Angeles, California 90036

Notice of Annual Meeting of Stockholders
Wednesday, June 26, 2019
2:00 p.m.

Dear Stockholder:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Broadway Financial Corporation (the "Company") will be held at the Company's principal executive offices, 5055 Wilshire Boulevard, Suite 500, Los Angeles, California 90036, at 2:00 p.m. on Wednesday, June 26, 2019, for the following purposes:

  1.
  To elect three directors of the Company to serve until the Annual Meeting of Stockholders to be held in the year 2022 or until their successors are elected and have been qualified;

  2.
  To ratify the appointment of Moss Adams LLP as the independent registered public accounting firm for the Company for its fiscal year ending December 31, 2019;

  3.
  To cast an advisory (non-binding) vote on executive compensation; and

  4.
  To consider such other business as may properly come before and be voted upon by the stockholders at the Annual Meeting of Stockholders or any postponement or adjournment thereof.

The Board of Directors has selected May 3, 2019 as the record date for the Annual Meeting. Only those stockholders of record at the close of business on that date will be entitled to a notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at the Company's principal executive offices during the ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

Whether or not you expect to attend the Annual Meeting, please mail your proxy in the postage-paid envelope that has been provided. You may revoke this proxy at any time prior to the Annual Meeting and, if you attend the Annual Meeting, you may vote your shares in person.

By Order of the Board of Directors

Alice Wong
 VP Corporate Secretary

Los Angeles, California
May 17, 2019

Broadway Financial Corporation
Proxy Statement

BROADWAY FINANCIAL CORPORATION
5055 Wilshire Boulevard Suite 500
Los Angeles, California 90036

PROXY STATEMENT
Annual Meeting of Stockholders
Wednesday, June 26, 2019

GENERAL INFORMATION

       This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Broadway Financial Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Company's principal executive offices, 5055 Wilshire Boulevard, Suite 500, Los Angeles, California, 90036, at 2:00 p.m. on Wednesday, June 26, 2019, and at any postponement or adjournment thereof. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about May 17, 2019.

       The Company was incorporated under Delaware law in September 1995 for the purpose of acquiring and holding all of the outstanding capital stock of Broadway Federal Bank, f.s.b. ("Broadway Federal" or the "Bank") as part of the Bank's conversion from a federally chartered mutual savings and loan association to a federally chartered stock savings bank (the "Conversion"). The Conversion was completed and the Bank became a wholly owned subsidiary of the Company on January 8, 1996. Throughout this Proxy Statement, the terms "we", "us", "our" and the "Company" refer to Broadway Financial Corporation and, unless otherwise indicated, such references include the Bank as the Company's predecessor.

THIS PROXY STATEMENT AND THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS ARE
AVAILABLE AT http://www.broadwayfederalbank.com

RECORD DATE AND VOTING OF SHARES

       The Board has selected May 3, 2019 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. A total of 19,123,455 shares of the Company's voting common stock, par value $0.01 per share (the "Voting Common Stock"), were outstanding at the close of business on that date. A majority of the shares of Voting Common Stock entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Stockholders will be entitled to cast one vote for each share of Voting Common Stock held by them of record at the close of business on the record date on any matter that may be presented at the Annual Meeting for consideration and action by the stockholders and on which they are entitled to vote.

       Abstentions will be treated as shares of Voting Common Stock that are present and entitled to vote for purposes of determining the presence of a quorum, but as not voted for purposes of determining the approval of any matter submitted for a vote of the stockholders. If a broker indicates on its proxy that the broker does not have discretionary authority to vote on a particular matter as to certain shares of Voting Common Stock, commonly referred to as "broker non-votes", then those shares will be counted for general quorum purposes, but will not be considered as present and entitled to vote with respect to that matter.

       A plurality of votes cast by the holders of shares of Voting Common Stock will be required for the election of directors. The affirmative vote of the majority of the shares of Voting Common Stock voting on the proposal will be required to: (i) ratify the appointment of Moss Adams LLP as the Company's independent registered public accounting firm, and (ii) adopt the non-binding proposal to approve executive compensation described in this Proxy Statement. Thus, abstentions and broker non-votes will not have any effect in the voting on these proposals.

       All valid proxies received in response to this solicitation will be voted in accordance with the instructions indicated thereon by the stockholders giving such proxies. If no contrary instructions are given, such proxies will be voted FOR the election of the nominees named in this Proxy Statement as directors, and FOR approval of each of the other proposals described in this Proxy Statement. Although the Board currently knows of no other matter to be presented at the Annual Meeting, if other matters are properly presented at the Annual Meeting and may properly be acted upon, the proxies solicited hereby will be voted in accordance with the best judgment of the persons named in such proxies.

REVOCATION OF PROXIES

       Any stockholder may revoke his or her proxy at any time before it is voted at the Annual Meeting by delivering a later signed and dated proxy card or other written notice of revocation to Alice Wong, Corporate Secretary of the Company, at 5055 Wilshire Boulevard, Suite 500, Los Angeles, California 90036. A proxy will also be considered revoked if the stockholder executing the proxy is present at the Annual Meeting and chooses to vote in person.

SOLICITATION OF PROXIES

       Proxies are being solicited by this Proxy Statement on behalf of the Board. The principal solicitation of proxies is being conducted by mail. Computershare, the Company's transfer agent, will assist in the solicitation of proxies at no additional fee, but will be reimbursed for certain expenses. To the extent necessary, proxies may be solicited by officers, directors and employees of the Company or the Bank, and the Company's financial advisor, none of whom will receive additional compensation for such solicitation. Proxies may be solicited by telephone, personal contact or other means. The Company will bear the cost of this solicitation of proxies, including postage, printing and handling, and will reimburse brokers and other nominee holders of shares of the Company's Voting Common Stock for their expenses incurred in forwarding solicitation material to beneficial owners of such shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

       The following table sets forth information as of March 31, 2019 concerning the shares of the Company's Common Stock owned by each person known to the Company to be a beneficial owner of more than 5% of the Company's Common Stock, each director, each Named Executive Officer, and all current directors and executive officers as a group.

Beneficial Owner	Number of Shares of Voting Common Stock Beneficially Owned	Percent of Voting Common Stock	Number of Shares of Non-Voting Common Stock Beneficially Owned(1)	Percent of Total Common Stock Outstanding(2)
United States Department of the Treasury(3)	2,695,002	14.09%	-	9.67%
CJA Private Equity Financial Restructuring Master Fund I L.P.(4)	1,845,141	9.654%	6,453,995	29.77%
Hope Bancorp, Inc.(5)	1,835,881	9.60%	-	6.58%
Broadway Federal Bank f.s.b. Employee Stock Ownership Plan(6)	1,693,422	8.86%	-	6.07%
Grace & White, Inc.(7)	1,603,457	8.38%	-	5.75%
National Community Investment Fund(8)	896,160	4.69%	1,564,540	8.83%
First Republic Bank(9)	834,465	4.36%	737,861	5.64%
Directors and Executive Officers(6)
Wayne-Kent A. Bradshaw(10)	381,908	1.99%	-	1.37%
Robert C. Davidson, Jr.(11)(12)	83,104	0.43%	-	0.30%
Daniel A. Medina(11)(13)	65,460	0.34%	-	0.23%
Virgil Roberts(11)(14)	37,427	0.20%	-	0.13%
Dutch C. Ross III	23,461	0.12%	-	0.08%
Erin Selleck(15)	15,723	0.08%	-	0.06%
Jack T. Thompson	6,024	0.03%		0.02%
Brenda J. Battey(16)	152,911	0.80%	-	0.55%
Norman Bellefeuille(17)	237,347	1.23%	-	0.85%
Ruth McCloud(18)	115,207	0.60%	-	0.41%
All current directors and executive officers as a group (10 persons)	1,118,572	5.74%	-	3.96%

(1)
The non-voting common stock may be converted to common stock only upon certain prescribed forms of sales to third parties that are not affiliated with the holders thereof.
(2)
Percentages are based on the total of voting and non-voting common stock held by the respective stockholders shown in the table.
(3)
The address for United States Department of the Treasury is 1500 Pennsylvania Avenue, NW, Room 2312, Washington, D.C. 20220. The Treasury Department sold all of these shares in two transactions that were completed on May 1, 2019 and that included the purchase of 1,846,154 of such shares by The Capital Corps, LLC, the address of which is 2030 Main Street, Suite 500, Irvine, CA 92614.

(4)
Christopher J. Acito, managing member of Christopher J. Acito ("CJA") & Associates LLC, has sole investment and voting power with respect to these shares. CJA & Associates LLC is the managing member of CJA Private Equity Financial Restructuring GP I Ltd., which is the general partner of CJA Private Equity Financial Restructuring Master Fund I LP. The address for CJA & Associates LLC is 654 Madison Avenue, Suite 601, New York, NY 10065. CJA & Associates LLC is an affiliate of Gapstow Capital Partners located at 654 Madison Avenue, Suite 601, New York, NY 10065.
(5)
Includes holdings of Hope Bancorp, Inc. and its subsidiary Bank of Hope. The address for Hope Bancorp, Inc. is 3200 Wilshire Boulevard, Suite 1400, Los Angeles, CA 90010.
(6)
The address for each of the directors and named executive officers and the Broadway Federal Bank f.s.b. Employee Stock Ownership Plan ("ESOP") is 5055 Wilshire Boulevard, Suite 500, Los Angeles, CA 90036.
(7)
Information based upon Schedule 13G/A, filed on January 28, 2019 with the SEC by Grace & White, Inc., which is an investment adviser. The address for Grace & White, Inc. is 515 Madison Avenue, Suite 1700, New York, NY 10022.
(8)
The address for National Community Investment Fund ("NCIF") is 135 South LaSalle, Suite 2040, Chicago, IL 60603.
(9)
The address for First Republic Bank is 111 Pine Street, San Francisco, CA 94111.
(10)
Includes 34,042 allocated shares under the ESOP, 20,962 shares of restricted stock and 75,000 shares subject to options granted under the Company's 2008 Long Term Incentive Plan (the "LTIP"), which options are all currently exercisable as of March 31, 2019.
(11)
Includes 3,125 shares subject to options granted under the LTIP, which options are all currently exercisable as of March 31, 2019.
(12)
Includes 70,000 shares that are held by the Robert and Alice Davidson Trust, dated August 11, 1982. Robert Davidson and Alice Davidson share investment and voting power with respect to the shares held by the Robert and Alice Davidson Trust in their capacities as trustees of the trust.
(13)
Includes 48,068 shares that are held by the Martin Medina Family Trust. Mr. Medina and his wife share investment and voting power with respect to the shares held by the Martin Medina Family Trust in their capacities as trustees of the trust.
(14)
Includes 28,150 shares held jointly with his spouse with whom voting and investment power are shared.
(15)
Includes 2,262 shares held jointly with her spouse with whom voting and investment power are shared.
(16)
Includes 24,647 allocated shares under the ESOP, 38,264 shares of restricted stock, and 90,000 shares subject to options granted under the LTIP, which options are all currently exercisable as of March 31, 2019.
(17)
Includes 24,515 allocated shares under the ESOP, 40,332 shares of restricted stock, and 120,000 shares subject to options granted under the LTIP, which options are all currently exercisable as of March 31, 2019, and 52,500 shares held jointly with his spouse with whom voting and investment power are shared.
(18)
Includes 22,604 allocated shares under the ESOP, 32,603 shares of restricted stock and 60,000 shares subject to options granted under the LTIP, which options are all currently exercisable as of March 31, 2019.

PROPOSAL 1. ELECTION OF DIRECTORS

       The Company's Certificate of Incorporation provides that the Board shall be divided into three classes of directors, with the term of one class of directors to expire each year. Three directors are to be elected at the Annual Meeting.

Information Concerning Nominees and Directors

       The following table sets forth the names and information regarding the persons who are currently members of the Board, including those nominated by the Board for election at the Annual Meeting. If elected, Mr. Robert C. Davidson, Jr., Mr. Dutch C. Ross III and Mr. Jack T. Thompson will each serve for a term of three years or until their respective successors are elected and qualified. Each has consented to be named in this Proxy Statement and has indicated his intention to serve if elected. If any of the nominees becomes unable to serve as a director for any reason, the shares represented by the proxies solicited hereby may be voted for a replacement nominee selected by the Board.

Name	Age at March 31, 2019	Director Since	Current Term Expires	Positions Currently Held with the Company and the Bank
NOMINEES:
Robert C. Davidson, Jr.	73	2003	2019	Director
Dutch C. Ross III	72	2016	2019	Director
Jack T. Thompson	47	2019	2019	Director
CONTINUING DIRECTORS:
Virgil Roberts	71	2002	2020	Director and Chairman of the Board
Daniel A. Medina	60	1997	2020	Director
Wayne-Kent A. Bradshaw	71	2012	2021	President, Chief Executive Officer and Director
Erin Selleck	61	2015	2021	Director

The Board of Directors unanimously recommends
that you vote for the above nominees.

       The following is a brief description of the business experience of the nominees and continuing directors and their respective directorships, if any, with other public companies that are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Also set forth below for each nominee and continuing director is a description of the specific experience, qualifications, attributes or skills that led to the Board's conclusion that such person should serve as a director of the Company.

Director Nominees

       Robert C. Davidson, Jr. served, until his retirement in 2007, in the position of Chairman and Chief Executive Officer of Surface Protection Industries, a paint and specialty coatings manufacturing company he founded in 1978, that became one of the leading African American-owned manufacturing companies in California. Previously, from 1972 to 1974, he co-founded and served as Vice President of Urban National Corporation, a private venture capital corporation that was focused specifically on investing in minority-controlled businesses. Mr. Davidson currently also serves on the boards of directors of Morehouse College

(Chairman Emeritus), Art Center College of Design (Chairman), Jacobs Engineering Group, Inc. (a publicly traded professional service company), Smithsonian American Art Museum, Ray Charles Foundation, Cedars-Sinai Medical Center (Emeritus Member) and the University Of Chicago Graduate School Of Business Advisory Council.

       Mr. Davidson has extensive entrepreneurial experience in developing and managing small and medium-sized businesses. He has hands-on experience in marketing and sales, human resources and strategic planning and implementation. He has a long history with and extensive knowledge of the Company and of the markets and communities in which the Company operates. We believe this knowledge and experience qualifies him to serve on our Board.

       Dutch C. Ross III is President and Chief Executive Officer of Economic Resources Corporation ("ERC"), a non-profit corporation with a mission of promoting economic development and job creation in underserved neighborhoods. Mr. Ross has served in that capacity since 1996. Prior to joining ERC, from January 1975 to December 1995, Mr. Ross held a variety of managerial, financial and planning positions in the corporate headquarters, and divisional and subsidiary operations of Atlantic Richfield Company ("ARCO"). Over the years, Mr. Ross has been active in a number of community organizations and has served on the boards of directors of several such organizations, including Downtown Long Beach YMCA, where he served as Chairman, Genesis L.A. Economic Growth Corporation, where he currently chairs the Audit Committee and also serves on the Executive Committee, and The Valley Economic Development Center, where he formerly served as a board member, and Chairman of the Finance Committee.

       Mr. Ross is a financial executive with over forty years of business experience with a Fortune 500 company and non-profit economic development organizations. We believe this knowledge and experience qualifies him to serve on our Board.

       Jack T. Thompson is the Chief Executive Officer of Pawson Capital Management, a community bank investment firm based in Greenwich, Connecticut. In 2010 - 2018, Mr. Thompson was the Head of Financial Services Investments at Gapstow Capital Partners, an alternative investment firm based in New York City. Prior to joining Gapstow Capital Partners, Mr. Thompson held positions at Deutsche Bank Securities, Goldman Sachs, Novantas, and Booz Allen Hamilton. He is a Director on the Boards of Esquire Financial Holdings, Inc. and its subsidiaries in Jericho, New York and Seaside National Bank in Orlando, Florida. He graduated from Yale University with a B.A. in History and he received his M.B.A. with honors from the University of Chicago with concentrations in Finance and Accounting. Mr. Thompson is also a former 1st Lieutenant in the Armor Branch of the U.S. Army Reserve.

       Mr. Thompson provides the Board with important experience and insight into the financial services industry. Mr. Thompson is the nominee of CJA Private Equity Financial Restructuring Master Fund I, L.P. ("CJA"), an institutional stockholder that recently elected to exercise its right to nominate a candidate to the Board of Directors of the Company. In connection with CJA's purchase of our capital stock in 2013, we agreed to use our reasonable best efforts to cause one person nominated by CJA to be elected to serve on our Board of Directors so long as it, together with its affiliates, beneficially owns at least four percent (4%) of our total outstanding capital stock.

Continuing Directors

       Wayne-Kent A. Bradshaw is the President and Chief Executive Officer of the Company and the Bank. Mr. Bradshaw joined the Company in February of 2009 as the President and Chief Operating Officer, and was appointed Chief Executive Officer in January 2012. He was elected to serve as a director of both the Company and the Bank in September 2012. Prior to joining the Company, Mr. Bradshaw was the Regional

President for Community and External Affairs of Washington Mutual Bank from 2003 to 2009. He was President and Chief Executive Officer of the Los Angeles-based Family Savings Bank from 1989 until 2002 and Chief Deputy Superintendent for the California State Banking Department from 1981 to 1983. Mr. Bradshaw has served on many community and educational boards. He most recently served on the boards of directors of California State University Northridge, Northridge Hospital Medical Center and California Community Reinvestment Corporation. He currently serves on the boards of Western Bankers Association and Louisville High School.

       Mr. Bradshaw has over 45 years of experience in financial management and banking. Mr. Bradshaw has the proven ability to plan and implement programs which optimize opportunities to accelerate profitable growth in highly competitive environments. He has extensive experience in community banking, commercial banking and as a bank regulator.

       Erin Selleck served as Senior Executive Vice President and Treasurer of Union Bank until her retirement in 2014. In addition to her role as Union Bank's Treasurer, she served as a Policy Making Officer and Executive Committee member. Prior to joining Union Bank in 2002, she held a variety of positions within the Corporate Treasury department at Bank of America. She is currently serving on the Advisory Board of an early fintech company. She has served on the Board of Directors for numerous non-profit organizations and currently is a member of the Board of Directors for the National Association of Corporate Directors, Pacific Southwest Chapter.

       Ms. Selleck has extensive experience in finance and in banking. She has comprehensive expertise in all treasury functions including investments, funding and liquidity, interest rate risk, capital management, and investor relations. As a banker for more than 25 years, she has deep knowledge of the capital markets and of the regulatory landscape in banking. Ms. Selleck also has extensive executive management experience with driving growth and profitability, guiding strategy including mergers and acquisitions, and providing effective oversight of all enterprise risks including cyber-security.

       Virgil Roberts has been the Managing Partner of Bobbitt & Roberts, a law firm representing clients in the entertainment industry, since 1996. Prior to forming Bobbitt & Roberts, Mr. Roberts was President of Solar Records from 1990 to 1996. He currently serves on the boards of directors of Community Build, Inc., Claremont Graduate School, Families in Schools, the Alliance for College Ready Public Schools, Southern California Public Radio and the James Irvine Foundation.

       Mr. Roberts is the Chairman of the Board of Directors of the Company and the Bank. Mr. Roberts' qualifications to serve on the Board include his extensive legal and business experience and community leadership. Mr. Roberts serves on a number of local community boards and provides leadership to local community groups. He brings leadership, management and regulatory experience to the Board.

       Daniel A. Medina has been a research analyst for Needham & Company, LLC, a New York based investment bank since October 2009. Mr. Medina has also been a Managing Director of Capital Knowledge, LLC, a consulting firm that provides financial advisory services, since 2000.

       Mr. Medina has extensive experience in analyzing and valuing financial institutions and assessing their strengths and weaknesses. He also has extensive knowledge of the capital markets and mergers and acquisitions, specifically within the financial services industry.

Director Independence

       We have adopted standards for director independence pursuant to the Nasdaq Stock Market ("Nasdaq") listing standards. The Board has considered relationships, transactions and/or arrangements with each of its directors, and has determined that all of the Company's non-employee directors are "independent" under applicable Nasdaq listing standards and Securities and Exchange Commission ("SEC") rules.

Board Leadership Structure

       The Company currently operates under a leadership structure in which the positions of Chairman of the Board and Chief Executive Officer of the Company are separated, such that each position is held by a different person. The position of Chairman of the Board is held by Mr. Roberts, who is an independent director. As the Chairman of the Board, Mr. Roberts provides leadership to the Board and works with the Board and executive management to define the Board's structure and coordinate its activities in the fulfillment of its responsibilities. In addition, he presides over periodic executive sessions of the Board, coordinates the agenda for meetings and serves as a liaison between the independent directors and management.

       Mr. Bradshaw serves as President and Chief Executive Officer of the Company. As such, he has general responsibility for supervision and management of the business affairs of the Company, and is responsible for assuring that policy decisions of the Board are implemented as adopted. He, in conjunction with the Board, is responsible for the development and implementation of the Company's strategic plans.

       The Board intends to continue to separate the Chairman and Chief Executive Officer positions. This structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board. In addition, this structure allows Mr. Bradshaw to focus his attention on implementing the Company's strategic plans, while a separate Chairman can devote full attention to Board leadership functions. The Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate and in the best interests of the Company and its stockholders.

Risk Oversight

       The Board's role in the Company's risk management process includes reviewing regular reports from senior management on areas of material risk to the Company, including operational, financial, legal, regulatory, strategic and reputational risks. The Board reviews these reports to enable it to understand and assess the Company's risk identification, risk management and risk mitigation strategies. While the Board has the ultimate oversight responsibility for the risk management process, various committees of both management and the Board also have responsibility for risk management. The Risk and Compliance Committee of the Bank's board of directors reviews the development, implementation and maintenance of risk management processes from a Company-wide perspective, and assesses the adequacy and effectiveness of the Company's risk management policies. In accordance with our audit committee charter, the Audit Committee assists the Board in its oversight of the Company's risk assessment and risk management policies as well as the procedures and the safety and soundness of the Company. The Loan Committee evaluates and manages credit risk and loan concentration risk, while the Internal Asset Review Committee reviews loan classifications and loss risk in the Bank's loan portfolio. In addition, the Asset and Liability Committee manages investment, interest rate, and financial risk exposure, the Compensation and Benefits Committee oversees the management of risks relating to our executive and non-executive compensation plans and arrangements and the Corporate Governance Committee manages risks associated with the independence of the Board, potential conflicts of interest, and overall governance of the Company. While each committee oversees certain risks and the management of such risks, the entire Board is regularly informed of such risks through committee and management reports.

Identifying and Evaluating Nominees for Director

       The Company's Corporate Governance Committee is charged with the responsibilities of identifying and recommending candidates to be nominated for election as directors. The committee considers candidates suggested by its members, other directors and stockholders in anticipation of upcoming director elections and other potential or expected Board vacancies. The committee will consider candidates nominated by stockholders provided that the stockholder submitting a nomination has complied with procedures set forth in the Company's Bylaws. See "Stockholder Proposals for Presentation at the Annual Meeting" for additional information regarding stockholder nominations of director candidates.

       All director candidates, including those nominated by stockholders, are evaluated on the same basis. In determining the needs of the Board and the Company, the Corporate Governance Committee considers the qualifications of current directors and consults with other members of the Board, the Chief Executive Officer and, where appropriate, external advisors. Generally the committee believes that all directors should exemplify the highest standards of personal and professional integrity, have broad experience in positions with a high degree of responsibility and the ability to commit adequate time and effort to serve as a director. Director candidates who are not current directors are interviewed by members of the committee and the Chief Executive Officer and the results of those interviews are considered by the Committee and the Board in their deliberations.

       Neither the Corporate Governance Committee nor the Board has a formal policy on the consideration of diversity in identifying director candidates, although both consider diversity when identifying and evaluating candidates. The Board may require a candidate to be sufficiently diverse from the other Board members, in ethnicity, gender, educational, professional and/or managerial backgrounds and experience, to provide a range of perspectives and interests among the members of the Board.

Committees and Meetings of the Board

       The Company has three standing Board committees: the Audit Committee, the Compensation and Benefits Committee and the Corporate Governance Committee. The Board of Directors of the Bank has six committees: the Audit Committee, the Risk and Compliance Committee, the Compensation and Benefits Committee, the Internal Asset Review Committee, the Loan Committee and the Corporate Governance Committee.

Company Committees

       The Audit Committee consists of Ms. Selleck (Chairwoman) and Messrs. Roberts and Ross. This committee is responsible for the engagement and oversight of the Company's independent registered public accounting firm. The Audit Committee, together with the corresponding committee of the Bank's Board of Directors, is also responsible for oversight of the internal audit function of the Company, assessment of accounting and internal control policies and monitoring of regulatory compliance. The Audit Committee held 16 meetings during 2018. The Audit Committee has a written charter, which was included as Appendix A to the Company's 2016 annual meeting proxy statement. All of the members of the Audit

Committee are independent directors as defined under the Nasdaq listing standards. In addition, Ms. Selleck meets the definition of "audit committee financial expert," as defined by the SEC.

       The Compensation and Benefits Committee consists of Messrs. Davidson (Chairman), Medina, Roberts and Thompson. This committee, together with the corresponding committee of the Bank's Board of Directors, is responsible for the oversight of salary and wage administration and various employee benefits policies and incentive compensation matters at the Company level. The Compensation and Benefits Committee has a written charter, which was included as Appendix B to the Company's 2016 annual meeting proxy statement. The Compensation and Benefits Committee held five meetings during 2018.

       The Compensation and Benefits Committee is authorized to engage its own outside experts for advice. The Compensation and Benefits Committee engaged EW Business Partners, Inc. to provide advice in connection with the compensation of the Company's executives, directors and other employees and to review the Broadway Financial Corporation 2018 Long-Term Incentive Plan.

       The Corporate Governance Committee consists of Messrs. Roberts (Chairman), Davidson and Medina. This committee is designated as the Nominating Committee of the Board and is responsible for the review of the qualifications of persons being considered for election as directors, including existing directors, and for recommending candidates for election to the Board. The Corporate Governance Committee held four meetings in 2018. Nominees for the 2019 Annual Meeting were recommended by the Corporate Governance Committee and approved by the Board. One stockholder, CJA Private Equity Financial Restructuring Master Fund I L.P., exercised its right to nominate one person to the Board. Jack Thompson is the nominee of CJA. The Corporate Governance Committee's duties and responsibilities and the qualifications for director nominees are described in the Corporate Governance Committee Charter, which was included as Appendix C to the Company's 2016 annual meeting proxy statement. All of the members of the Corporate Governance Committee are independent directors as defined under the Nasdaq listing standards.

Bank Committees

       The Audit Committee consists of Ms. Selleck (Chairwoman) and Messrs. Maddox, Roberts and Ross. This committee is responsible for the engagement and oversight of the Bank's independent registered public accounting firm. The Audit Committee is also responsible for oversight of the internal audit function and assessment of accounting and internal control policies. The Audit Committee held 16 meetings during 2018.

       The Risk and Compliance Committee consists of Messrs. Medina (Chairman), Davidson and Thompson and Ms. Selleck. This Committee is responsible for monitoring regulatory compliance, including oversight of the Bank's compliance with cybersecurity-related issues. The Risk and Compliance Committee held 11 meetings during 2018.

       The Compensation and Benefits Committee consists of Messrs. Davidson (Chairman), Medina, Roberts and Thompson. This committee is responsible for the oversight of salary and wage administration and various employee benefits policies and incentive compensation matters. This Committee also evaluates the Chief Executive Officer's performance, salary and benefits, and makes recommendations regarding such matters for approval by the Board. The Compensation and Benefits Committee held five meetings during 2018.

       The Internal Asset Review Committee consists of Messrs. Davidson (Chairman), Bradshaw and Medina. This committee is responsible for the review and approval of asset classifications and for monitoring delinquent loans and foreclosed real estate. In addition, the Internal Asset Review Committee reviews the adequacy of the Bank's allowance for loan losses. The committee held 11 meetings during 2018.

       The Loan Committee consists of Messrs. Ross (Chairman), Maddox, Roberts and Bradshaw, Ms. Selleck, and Mr. Bellefeuille, who is not a Board member but serves as the Bank's Chief Loan Officer. The Loan Committee is responsible for developing the lending policies of the Bank, monitoring the loan portfolio and compliance with established policies and approving specific loans in accordance with the Bank's loan policy. The Loan Committee held nine meetings during 2018.

       The Corporate Governance Committee consists of Messrs. Roberts (Chairman), Davidson, Medina and Thompson. This committee is responsible for the review of the qualifications of persons being considered for election to the board of directors of the Bank, including existing directors, and for nominating candidates for such election. The Corporate Governance Committee held six meetings during 2018.

Board Meetings

       The Boards of Directors of the Bank and the Company each held 11 regular meetings during 2018. All directors attended at least 75% of all meetings held during 2018 by the Company's Board of Directors and the committees of the Board on which they served.

Director Attendance at Annual Meetings

       The Company encourages all members of the Board to attend the annual meeting of stockholders. Mr. Bradshaw and all of the then-serving outside directors of the Company attended the 2018 Annual Meeting of Stockholders.

Communications with the Board

       The Board has an established process for stockholder communications with the Board. Stockholders may send communications to the Board or any individual director by mail addressed to: Board of Directors, Broadway Financial Corporation, 5055 Wilshire Boulevard, Suite 500, Los Angeles, California 90036. Communications addressed to the Board are reviewed by the Corporate Secretary and directed to the Chairman of the Board for further review and distribution to all members of the Board. Communications addressed to individual directors are forwarded directly to the office of the named director.

AUDIT COMMITTEE REPORT

       The following Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent we specifically incorporate this Report by reference.

       The Audit Committee oversees the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the consolidated financial statements and the reporting process, including the Company's systems of internal controls. The Company's independent registered public accounting firm is responsible for auditing the Company's consolidated financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

       The Audit Committee operates under a written charter approved by the Board. The Charter provides, among other things, that the Audit Committee has full authority to engage the independent auditor, independent advisors, and consultants.

       In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements in the Annual Report with management and the independent auditors, including a discussion of the quality, not just the acceptability, of the accounting principles applied, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements.

       The Audit Committee reviewed with the independent registered public accounting firm such matters as are required to be discussed with the Committee under the standards of the Public Company Accounting Oversight Board (United States) ("PCAOB"), including PCAOB Auditing Standard 1301, "Communications with Audit Committees". In addition, the Audit Committee has discussed with the independent registered public accounting firm the auditors' independence from management and the Company, including the matters in the written disclosures received by the Committee as required by the rules of the PCAOB regarding the independence of such auditors, and has considered the compatibility of non-audit services provided by the auditors with the auditors' independence.

       The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations or audits, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

       In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2018. The Audit Committee also approved the selection of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2019.

Audit Committee Ms. Erin Selleck, Chairwoman Mr. Virgil Roberts Mr. Dutch C. Ross III

EXECUTIVE OFFICERS

       The following table sets forth information with respect to current executive officers of the Company and the Bank who are not directors. Officers of the Company and the Bank serve at the discretion of, and are elected annually, by the respective Boards of Directors.

Name	Age(1)	Principal Occupation during the Past Five Years
Brenda Battey	61	Executive Vice President and Chief Financial Officer of the Company since June 2013 and the Bank since April 2013. Senior Vice President and Senior Controller of Bank of Manhattan from September 2011 to June 2012. Senior Vice President and Controller of Community Bank from February 2010 to September 2010. Senior Vice President and Controller of First Federal Bank of California from 1997 to 2009.
Norman Bellefeuille	66	Executive Vice President and Chief Loan Officer of the Bank since July 2012. Lending Division Manager of Luther Burbank Savings from 2005 to July 2012.
Ruth McCloud	70	Executive Vice President / Chief Retail Banking Officer of the Bank since July 2014. Senior Vice President / Divisional Sales Manager of OneWest Bank from January of 2010 to June 2014. Senior Vice President / Sales Manager of First Federal Bank of California from January 2004 to December 2009.

(1)
As of March 31, 2019

EXECUTIVE COMPENSATION

Summary Compensation Table

       The Summary Compensation Table includes information concerning the compensation paid to or earned by our Chief Executive Officer ('CEO") and our three other most highly compensated executive officers. Each executive is referred to herein as a named executive officer ("NEO").

Name and Principal Position	Year	Salary(1)	Stock Awards(2)(3)	Option Awards(3)	Non-Equity Incentive Plan Compensation(4)	All Other Compensation(5)	Total ($)

Wayne-Kent A. Bradshaw	2018	$435,000	$240,072	-	-	$71,515	$746,587

Chief Executive Officer	2017	$435,000	$230,101	-	-	$70,299	$735,400

	2016	$415,000	$224,100	-	-	$59,961	$699,061

Brenda J. Battey	2018	$235,323	-	-	-	$32,271	$267,594

Chief Financial Officer	2017	$235,323	-		$47,065	$33,427	$315,815

	2016	$228,469	-	$64,500	$45,694	$63,887	$402,550

Norman Bellefeuille	2018	$248,044	-	-	-	$46,669	$294,713

Chief Loan Officer	2017	$248,044	-	-	$49,609	$49,129	$346,782

	2016	$240,819	-	$86,000	$48,164	$123,107	$498,090

Ruth McCloud	2018	$200,510	-	-	-	$27,788	$228,298

Chief Retail Banking Officer	2017	$200,510	-	-	$40,102	$28,963	$269,575

	2016	$194,670	-	$43,000	$38,934	$22,642	$299,246

(1)
Includes amounts deferred and contributed to the 401(k) Plan by the NEO.
(2)
Relates to award of 120,483 shares of restricted stock awarded to Mr. Bradshaw pursuant to the LTIP in 2016, and RSU awards covering 129,270 shares and 97,195 shares of Common Stock in 2017 and 2018, respectively, in lieu of cash bonuses due to restrictions applicable to companies that participated in the U.S. Treasury Department's Capital Assistance Program. The restricted stock awarded in 2016 vested two years after the grant date as to 100,000 shares and three years after the date of grant as to 20,483 shares, in each case subject to a further schedule based on the extent to which assistance received from the Treasury Department is repaid.
(3)
The amounts shown reflect the aggregate grant date fair value of restricted stock awards, RSU awards and option awards, as determined in accordance with FASB ASC Topic 718. Additional information concerning our accounting for restricted stock and options granted in 2016 is included in Note 11 of the Notes to the Consolidated Financial Statements of the Company filed with the SEC as part of the Company's Annual Report on Form 10-K for the year ended December 31, 2016.
(4)
The amounts shown represent the cash incentive compensation awards earned by the NEO under the Bank's Incentive Plan for Management ("Incentive Plan"), based on the objective criteria established by the Board pursuant to the Incentive Plan at the beginning of each year. The Compensation and Benefits Committee evaluates the performance results at the beginning of the following year and approves the amounts of bonuses to be paid under the Incentive Plan.
(5)
Includes amounts paid by the Company to the 401(k) account of the NEO and allocations under our Employee Stock Ownership Plan. Also includes perquisites and other benefits consisting of automobile and telephone allowances, health benefits and life insurance premiums. The amount shown for our CEO includes country club dues.

Employment Agreements

       Mr. Bradshaw and each of the other NEOs serve in their current positions pursuant to Employment Agreements entered into by the Company and the Bank with the respective NEOs effective in March and May 2017, respectively. The Employment Agreements provided for initial terms of employment of three years, subject to annual one-year extensions by mutual agreement of the parties. The Employment Agreements initially provided for the payment of annual base salaries in the following amounts, subject in each case to annual review and possible increase by the Board of the Company: Mr. Bradshaw $435,000; Ms. Battey $235,323; Mr. Bellefeuille $248,044; and Ms. McCloud $194,670. The Employment Agreements also provide for the NEOs' participation in the Bank's Employee Stock Ownership Plan, eligibility to receive equity-based awards pursuant to the Company's Long Term Incentive Plan of such types and in such amounts as are determined by the Board (subject in the case of Mr. Bradshaw to compliance with the

U. S. Treasury Department's TARP compensation regulations), and eligibility to participate in all employee benefit plans applicable to senior executive officers, including the Bank's annual cash incentive compensation plan (excluding Mr. Bradshaw to the extent required by the TARP compensation regulations), the Company's 401(k) plan (with continuation of the Company's employee contribution matching policy as of the effective date of the Employment Agreements), and medical, dental, life and long-term disability programs.

       The Employment Agreements may be terminated by the Company with or without Cause, may be terminated by the NEO with or without Good Reason, and will also terminate in the event of the death or Disability (as defined in the Employment Agreements) of an NEO. "Cause" is defined in the Employment Agreements to include, among other reasons: failure substantially to perform the NEO's duties, or material breach by the NEO of the Employment Agreement or any material written policy of the Company, in each case if not cured within 30 days after notice from the Board requiring such cure; willful violation of any law, rule or regulation (excluding traffic violations and similar offenses); entry of a final regulatory cease and desist order against the NEO; and other offenses involving fraud, moral turpitude, or dishonesty involving personal profit. "Good Reason" is defined in the Employment Agreements to mean, among events: demotion, or loss of title or authority, of an NEO; reduction of an NEO's base salary; relocation of an NEO's primary work location by more than 20 miles; or material breach of an NEO's Employment Agreement by the Company.

       In the event of termination of an Employment Agreement by the Company due to Disability or without Cause, or by the NEO for Good Reason, the NEO would be entitled to receive all amounts accrued for payment to the NEO to the date of termination and not previously paid, including base salary, unreimbursed business expenses, vested amounts under the Company's 401(k) Plan and other employee benefit plans (collectively, the "Accrued Obligations"). The NEO would also be entitled to continue to receive an amount equal the NEO's monthly base salary for a specified period (the "Severance Period") and would continue during the Severance Period to be entitled to receive the NEO's automobile allowance and payment by the Company of the NEO's life, long-term disability, medical and dental insurance premiums provided for in the NEO's Employment Agreement (such payments during the Severance Period being collectively referred to as the "Severance Payments"). The Severance Periods specified in the Employment Agreements for the respective NEOs are: Mr. Bradshaw 36 months; Ms. Battey 24 months; Mr. Bellefeuille 30 months; and Ms. McCloud 18 months. In the event of termination of an Employment Agreement for Cause, or due to death or voluntary termination by an NEO without Good Reason, the NEO or the NEO's estate would only be entitled to receive payment of the Accrued Obligations for such NEO.

       The Employment Agreements provide that if the employment of an NEO is terminated by the Company without Cause or by the NEO for Good Reason within two years after a Change in Control of the Company has occurred, the NEO will be entitled to receive a single lump sum payment equal to the present value of the Severance Payments described above. The present value of the Severance Payments would be calculated using the Applicable Federal Rate published by the Internal Revenue Service from time to time. "Change in Control" is defined in the Employment Agreements to include: events that would be required to be reported as such pursuant to the Exchange Act or federal banking laws and regulations; any person or entity acquiring beneficial ownership of 50% or more of the Company's outstanding securities; and changes in the composition of the Board of the Company that result, with certain exceptions, in directors who were members of the Board as of the effective date of the Employment Agreements ceasing to constitute a majority of the Board.

Incentive Compensation

       The Bank's Incentive Plan for Management ("Incentive Plan") is designed to reward management for productivity, high performance and implementing the business plan and vision of the Bank. The Compensation and Benefits Committee establishes performance objectives in advance of each year. These performance objectives are derived from the Strategic Plan, which is reviewed and approved by the Board annually, and typically covers the ensuing three years. The compensation payable under the Incentive Plan is tied directly to the attainment of the pre-established performance objectives. The Incentive Plan provides for a minimum, target and maximum incentive opportunity equal to 25%, 40% and 65%, respectively, of base salary for the CEO and 20%, 35% and 50%, respectively, of base salary for the senior executive officers. Due to restrictions applicable to companies that participated in the U.S. Treasury Department's Capital Assistance Program, the CEO cannot participate in the Incentive Plan until the aggregate financial assistance received by the Company from U.S. Treasury has been repaid.

       In order for the Incentive Plan participants to receive any form of payout, a minimum financial threshold of 80% of the Board approved consolidated net earnings for the Incentive Plan year must be achieved. For year 2018, the Board established specific objectives in the following areas:

  •
  Net Earnings
  •
  Capital
  •
  Compliance
  •
  Net Loan Growth
  •
  Asset Quality
  •
  Core Deposit Growth

       At the end of the Incentive Plan year, each goal was assessed and results calculated. The Compensation and Benefits Committee, pursuant to the terms of the Incentive Plan, determined that the pre-established objectives for year 2018 were achieved.

Grants of Plan-Based Awards in 2018

       There were no grants of restricted stock or options to the NEOs for the year ended December 31, 2018. The CEO was awarded 97,195 and 129,270 cash-settled restricted stock units ("RSUs") during 2018 and 2017, respectively. All RSUs vest at the end of two years from the date of the grant and are subject to forfeiture until vested. Each RSU entitles the CEO to receive cash equal to the fair market value of one share of common stock on the applicable payout date.

Outstanding Equity Awards at December 31, 2018

       The following table sets forth information concerning outstanding equity awards held by each NEO as of December 31, 2018.

	Option Awards				Restricted Stock Award
Name	Number of Securities Underlying Unexercised Options (Exercisable)	Number of Securities Underlying Unexercised Options (Unexercisable)(1)	Option Exercise Price(2)	Option Expiration Date(3)	Number of Shares That Have Not Vested(4)	Market Value of Shares That Have Not Vested(5)
Wayne K. Bradshaw	75,000	-	$4.98	03/18/19	20,483	$21,507
Brenda J. Battey	60,000	90,000	1.62	02/24/26	-	-
Norman Bellefeuille	80,000	120,000	1.62	02/24/26	-	-
Ruth McCloud	40,000	60,000	1.62	02/24/26	-	-

(1)
Options vest in equal annual installments on each anniversary date over a period of five years commencing on the date of grant.
(2)
Based upon the fair market value of a share of Company common stock on the date of grant.
(3)
Terms of outstanding stock options are for a period of ten years from the date the option is granted.
(4)
20,483 shares vested on March 30, 3019, which is the third anniversary of the date of grant.
(5)
Based upon a market value of $1.05 per share for the Company common stock as of December 31, 2018.

DIRECTOR COMPENSATION

       Members of the Board of Directors of Broadway Financial Corporation do not receive separate compensation for their service on the Board of Directors of Broadway Federal Bank.

       For the year ended December 31, 2018, each member of the Board received $1,000 per meeting for attending monthly and special board meetings. The Chairman of the Board received an additional annual retainer of $10,000. Committee members received an additional annual retainer of $8,000 and Committee Chairpersons received an additional annual retainer of $6,000 for such service, except for the Corporate Governance Committee Chair who received an additional annual retainer of $4,000.

       The following table summarizes the compensation paid to non-employee directors for the year ended December 31, 2018.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation(3)	Total

Robert C. Davidson	$32,000	$7,500	$516	$40,016

A. Odell Maddox(4)	$21,000	$7,500	-	$28,500

Daniel Medina	$26,000	$7,500	-	$33,500

Virgil Roberts	$34,000	$7,500	-	$41,500

Dutch C. Ross III	$26,000	$7,500	-	$33,500

Erin Selleck	$26,000	$7,500	-	$33,500

(1)
Includes payments of annual retainer fees, fees paid to chairmen and members of Board committees, and meeting attendance fees.

(2)
The amounts shown reflect the aggregate grant date fair value of stock awards, as determined in accordance with FASB ASC Topic 718.
(3)
Includes premiums paid for dental and vision insurance.
(4)
Mr. Maddox retired from the Board of Directors on February 28, 2019.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       The Company's current loan policy provides that all loans made by the Company or its subsidiary to its directors and executive officers or their associates must be made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness who are not related to the Company and must not involve more than the normal risk of collectability or present other unfavorable features. As of December 31, 2018, the Company did not have any loans to related parties or affiliates.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of the Company's Common Stock, to report to the SEC their initial ownership of shares of the Company's common stock and any subsequent changes in that ownership. Specific due dates for these reports have been established by the SEC and any late filings or failures to file are to be disclosed in this Proxy Statement. Officers, directors and greater than 10% stockholders are required by SEC rules to furnish the Company with copies of all forms that they file pursuant to Section 16(a) of the Exchange Act. Based on our review of the reports under Section 16(a) that have been furnished to us, we are not aware of any reporting person under Section 16(a) of the Exchange Act that failed to file such reports on a timely basis during the last fiscal year.

PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

       The Board has appointed Moss Adams LLP ("Moss Adams") as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019. This appointment is being submitted to the stockholders for their consideration and ratification. If the appointment of Moss Adams is not ratified by the stockholders, the Audit Committee will consider the stockholders' vote in deciding whether to reappoint Moss Adams as independent registered public accounting firm in the future.

       It is anticipated that representatives of Moss Adams will be present at the Annual Meeting. The Moss Adams representatives will be given an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from stockholders. Moss Adams performed the independent audits of the Company's consolidated financial statements for the fiscal years ended December 31, 2018 and 2017.

The Board of Directors unanimously recommends that you vote "FOR"
the proposal to ratify the appointment of Moss Adams LLP
as the Company's independent registered public accounting firm.

Principal Accountant Fees and Services

       The Audit Committee approves each engagement before the Company's independent accountants, Moss Adams LLP, are engaged to render non-audit services for the Company or the Bank. No non-audit services were provided by Moss Adams LLP for the years indicated, except as indicated in the table below. The Audit Committee also preapproved all of the audit and audit-related services provided by Moss Adams LLP for the years ended December 31, 2018 and 2017.

       The following table sets forth the aggregate fees billed to us by Moss Adams LLP for the years indicated, inclusive of out of pocket expenses.

	2018	2017
	(In thousands)
Audit fees(1)	$192	$195
Audit-related fees(2)	7	6
Tax Fees(3)	72	69

Total fees	$271	$270

(1)
Aggregate fees billed for professional services rendered for the audit of the Company's consolidated annual financial statements included in the Company's Annual Report on Form 10-K and for the reviews of the Company's consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q.
(2)
Consultation fees billed for professional services rendered for the review of a Registration Statement on Form S-8 filed with the SEC by the Company.
(3)
Consists of tax filing and tax related compliance and other advisory services.

PROPOSAL 3. ADVISORY (NON-BINDING) VOTE TO APPROVE
EXECUTIVE COMPENSATION

       Our overall executive compensation program, as described in this Proxy Statement, is designed to pay for performance and directly align the interests of our executive officers with the long-term interests of our stockholders.

       Our stockholders are asked to vote to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with SEC rules and the TARP rules of the U.S. Treasury Department. Accordingly, stockholders will be asked at the Annual Meeting to vote on the following resolution:

       "Resolved, that the stockholders of Broadway Financial Corporation hereby approve the compensation of the Named Executive Officers as disclosed in the Summary Compensation Table of the Proxy Statement for the Annual Meeting pursuant to Item 402 of Regulation S-K."

       This vote will not be binding on the Company's Board and may not be construed as overruling a decision by the Board or create or imply any additional fiduciary duty of the Board. Nor will it affect any compensation paid or awarded to any executive officer. The Compensation and Benefits Committee and the Board may, however, take the outcome of the vote into account when considering future executive compensation arrangements.

The Board of Directors unanimously recommends that you vote "FOR" the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement.

STOCKHOLDER PROPOSALS FOR PRESENTATION AT THE ANNUAL MEETING

       Any stockholder of the Company wishing to have a proposal considered for inclusion in the Company's 2020 proxy statement must set forth the proposal in writing and file it with the Corporate Secretary of the Company on or before January 16, 2020, or such later date as may be designated by the Board if the 2020 Annual Meeting of Stockholders (the "2020 Annual Meeting") is not held in June. The Board will review any stockholder proposal that is filed as required and will determine whether such proposal meets applicable criteria for inclusion in the proxy statement for and for consideration at the 2020 Annual Meeting. Except for director nominations, any stockholder may make any proposal at the 2020 Annual Meeting and the same may be discussed and considered, but unless stated in writing and filed with the Corporate Secretary of the Company on or before May 27, 2020, or such later date as may be designated by the Board if the 2020 Annual Meeting is not held in June, such proposal may only be voted upon at a meeting held at least 30 days after the Annual Meeting at which it is presented.

       Under the Company's Bylaws, stockholder nominations for election of directors at the 2020 Annual Meeting may only be made pursuant to timely notice in writing received by the Corporate Secretary of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the previous year's annual meeting of stockholders to be considered at the 2020 Annual Meeting. The notice must state the nominee's name, age, business and residence addresses and principal occupation or employment and the class and number of shares of Common Stock beneficially owned by the nominee on the date of the notice. The required notice must also disclose certain information relating to the nominee of the type required to be disclosed in a proxy statement and in certain other filings under federal securities laws.

ANNUAL REPORT AND FORM 10-K

       The Company's 2018 Annual Report to Stockholders, which includes our 2018 Annual Report filed with the SEC on Form 10-K and contains the Company's consolidated financial statements for the years ended December 31, 2018 and 2017, accompanies this Proxy Statement.

       Stockholders may obtain, without charge, a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the SEC, without the accompanying exhibits, by sending a written request to Broadway Financial Corporation, 5055 Wilshire Boulevard, Suite 500, Los Angeles, California 90036 Attention: Alice Wong. Stockholders may obtain any of the exhibits that are referred to in the list of exhibits attached to the Annual Report on Form 10-K upon payment to the Company of the cost of furnishing them.

BY ORDER OF THE BOARD OF DIRECTORS

Alice Wong VP Corporate Secretary May 17, 2019

Broadway Financial Corporation	C123456789

000000000.000000 ext 000000000.000000 ext
000004	000000000.000000 ext 000000000.000000 ext
ENDORSEMENT_LINE SACKPACK	000000000.000000 ext 000000000.000000 ext

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

2019 Annual Meeting Proxy Card

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals – The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 - 4.

1. Election of Directors:
01 - Robert C. Davidson Jr	02 - Dutch C. Ross III	03 - Jack T. Thompson

Mark here to vote FOR all nominees	Mark here to WITHHOLD vote from all nominees

	01	02	03
For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.

	For	Against	Abstain		For	Against	Abstain
2. To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for 2019.				3. To cast an advisory (non-binding) vote on executive compensation.

4. To consider such other business as may properly come before and be voted upon by the stockholders at the Annual Meeting of Shareholders or any postponement or adjournment thereof.

B	Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 – Please keep signature within the box.		Signature 2 – Please keep signature within the box.

/ /

	C 1234567890 1 U P X	J N T 4 1 7 7 5 3	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

031N3C

 IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Broadway Financial Corporation

Notice of 2019 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting – June 26, 2019

Wayne-Kent A. Bradshaw, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Broadway Financial Corporation to be held on June 26, 2019 at 2:00 p.m. or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2-4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.

Broadway Financial Corporation

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

2019 Annual Meeting Proxy Card

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals – The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 - 4.

1. Election of Directors:
01 - Robert C. Davidson Jr	02 - Dutch C. Ross III	03 - Jack T. Thompson

Mark here to vote FOR all nominees	Mark here to WITHHOLD vote from all nominees

	01	02	03
For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.

	For	Against	Abstain		For	Against	Abstain
2. To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for 2019.				3. To cast an advisory (non-binding) vote on executive compensation.

4. To consider such other business as may properly come before and be voted upon by the stockholders at the Annual Meeting of Shareholders or any postponement or adjournment thereof.

B	Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.

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	1 U P X	4 1 7 7 5 3

031N4C

 IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Broadway Financial Corporation

Notice of 2019 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting – June 26, 2019

Wayne-Kent A. Bradshaw, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Broadway Financial Corporation to be held on June 26, 2019 at 2:00 p.m. or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2-4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)